UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 11, 2007

OPEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075

(Address of principal executive offices, including zip code)

(858) 794-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 16, 2007, the Company issued a press release regarding its preliminary unaudited summary financial results for the third fiscal quarter ended February 28, 2007 and its intention to discontinue revenue guidance. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Andrew M. Leitch, a director of the Company and Chair of its Audit Committee, tendered his resignation effective April 11, 2007. Mr. Leitch informed the Company that his resignation was not related to any disagreements with the Company on matters relating to the Company’s operations, policies or practices.

On April 12, 2007, the Company’s Board of Directors appointed director Edward Douglas Ward to fill the Audit Committee vacancy. The current members of the Audit Committee are Mr. Ward and Dalton Sprinkle.

Item 8.01 Other Events.

The Company announced on April 16, 2007 that it would seek an extension pursuant to Rule 12b-25 under the Exchange Act for filing its quarterly report on Form 10-QSB for the interim period ended February 28, 2007. The Company currently expects to file the quarterly report within the time allowed by the extension, on or before April 23, 2007.

Safe Harbor for Forward Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance, achievements or financial condition of the Company to be materially different from any future results, performance, achievements or financial condition expressed or implied by such forward-looking statements. These statements are based on the Company’s current expectations, estimates and projections. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “would” or variations of such words and similar expressions may identify such forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. These statements are not guarantees of future performance.

Factors which may impact them include, but are not limited to, general economic and business conditions, customer demand for the Company’s products, the Company’s ability to scale up manufacturing to meet demand, the Company’s ability to execute on its new business plan, the Company’s ability to continue as a going concern and other factors over which the Company has little or no control. All such statements are therefore qualified in their entirety by reference to the factors specifically addressed in the sections entitled “Risk Factors” in the Company’s Annual Report on Form 10-KSB and its Quarterly Reports on Form 10-QSB. New risks can arise and it is not possible for management to predict all such risks, nor can management assess the impact of all such risks to the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements speak only as of the date thereof. The Company undertakes no obligation to revise or update publicly any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release, other than as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued April 16, 2007 by Open Energy Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN ENERGY CORPORATION

Date: April 16, 2007	/s/ Jeffrey Stein
	Name:	Jeffrey Stein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued April 16, 2007 by Open Energy Corporation.